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                                                                   EXHIBIT 21

                             PRINCIPAL SUBSIDIARIES

                                                                             Jurisdiction in Which
Name of Subsidiary                                                         Organized or Incorporated
------------------                                                         --------------------------
Consolidated Subsidiaries of Kennametal Inc.
Kennametal Argentina S.A.                                                           Argentina
Kennametal Australia Pty. Ltd.                                                      Australia
Kennametal Foreign Sales Corporation                                                Barbados
Kennametal do Brasil Ltda.                                                          Brazil
Kennametal Ltd.                                                                     Canada
Kennametal Chile Ltda.                                                              Chile
Kennametal (Shanghai) Ltd.                                                          China
Kennametal Hardpoint (Shanghai) Ltd.                                                China
Kennametal (Xuzhou) Company Ltd.                                                    China
Kennametal Hardpoint H.K. Ltd.                                                      Hong Kong
Kennametal Japan Ltd.                                                               Japan
Kennametal (Malaysia) Sdn. Bhd.                                                     Malaysia
Kennametal de Mexico, S.A. de C.V.                                                  Mexico
Kennametal SP. zo.o                                                                 Poland
Kennametal (Singapore) Pte. Ltd.                                                    Singapore
Kennametal South Africa (Proprietary) Limited                                       South Africa
Kennametal Korea Ltd.                                                               South Korea
Kennametal Hardpoint (Taiwan) Inc.                                                  Taiwan
Kennametal Co., Ltd.                                                                Thailand
Circle Machine Company                                                              California, United States
Greenfield Industries, Inc.                                                         Delaware, United States
Kennametal Financing II                                                             California, United States
Kennametal Holdings Europe Inc.                                                     Delaware, United States
Adaptive Technologies Corp.                                                         Michigan, United States

Consolidated Subsidiaries of Kennametal Financing II
Kennametal PC Inc.                                                                  California, United States
Kennametal TC Inc.                                                                  California, United States
Kennametal Receivables Corporation                                                  Delaware, United States

Consolidated Subsidiaries of Kennametal Holdings Europe Inc.
JLK Direct Distribution Inc.                                                        Pennsylvania, United States
Kennametal W Holdings Inc.                                                          Delaware, United States

Consolidated Subsidiaries of Kennametal W Holdings Inc.
KH Holding (DE) Gmbh                                                                Germany
Kennametal Europe Holdings Gmbh                                                     Germany
Kennametal Deutschland Gmbh & Co. KG                                                Germany

Consolidated Subsidiaries of KH Holding (DE) Gmbh
Widia Gmbh                                                                          Germany
V & S Werkzeuge Gmbh                                                                Germany

Consolidated Subsidiaries of Widia Gmbh
Metruit AG                                                                          Switzerland
Widia Vetriebsgesellschaft mbH                                                      Austria

Consolidated Subsidiaries of Metruit AG
Widia India Ltd.                                                                    India

Consolidated Subsidiaries of Kennametal Europe Holdings G.m.b.H.
Cirbo Limited                                                                       England
Kennametal Hertel Europe Holding G.m.b.H.                                           Germany




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                       PRINCIPAL SUBSIDIARIES (CONTINUED)

                                                                             Jurisdiction in Which
Name of Subsidiary                                                         Organized or Incorporated
------------------                                                         --------------------------
Consolidated Subsidiaries of JLK Direct Distribution Inc.
J&L America, Inc.                                                                   Michigan, United States
Full Service Supply Inc.                                                            Pennsylvania, United States

Consolidated Subsidiaries of Kennametal Hertel Europe Holding G.m.b.H.
Kennametal Hertel AG                                                                Germany
Kemmer Hartmetallwerkzeuge G.m.b.H.                                                 Germany
Kemmer Prazision G.m.b.H.                                                           Germany
Kennametal Hertel Hungaria Kft.                                                     Hungary
Kemmer Cirbo S.r.L.                                                                 Italy

Consolidated Subsidiaries of Kennametal Hertel AG
Kennametal Hertel Belgium S.A.                                                      Belgium
Kennametal Hertel Limited                                                           England
Kennametal Hertel France S.L.                                                       France
Kennametal Hertel Beteiligungs G.m.b.H.                                             Germany
Kennametal Europe G.m.b.H.                                                          Germany
Kennametal Hertel Deutschland G.m.b.H.                                              Germany
Kennametal Hertel International G.m.b.H.                                            Germany
Kennametal Hertel GmbH & Co. K.G.                                                   Germany
Kennametal Korea G.m.b.H.                                                           Germany
Rubig G.m.b.H. & Co. K.G.                                                           Germany
Kennametal Hertel S.p.A.                                                            Italy
Kennametal Hertel Nederland B.V.                                                    Netherlands
Nederlandse Hardmetaal Fabrieken B.V.                                               Netherlands
Kennametal Hertel Kesici Takimlar ve Sistemler Anonim Sirketi                       Turkey
Kennametal Hertel International Gmbh                                                Germany
Kennametal Hertel Iberica S.L.                                                      Spain

Consolidated Subsidiaries of Kennametal Hertel Limited
Widia UK Ltd.                                                                       England and Wales

Consolidated Subsidiaries of Kennametal Hertel Nederland B.V.
Widia Nederland B.B.                                                                Netherlands

Consolidated Subsidiaries of Kennametal Hertel France S.L.
Widia France SAS                                                                    France

Consolidated Subsidiaries of Kennametal Hertel Iberica S.L.
Widia Iberica S.L.                                                                  Spain

Consolidated Subsidiaries of Kennametal Hertel International Gmbh
Kennametal Hertel Italia S.r.l.                                                     Italy

Consolidated Subsidiaries of Kennametal Hertel Italia S.r.L.
Widia Italia S.r.l.                                                                 Italy

Consolidated Subsidiaries of J&L America, Inc.
J&L Industrial Supply Ltd.                                                          Canada
J&L Industrial Supply UK (branch)                                                   England
GRS Industrial Supply Company                                                       Michigan, United States
Production Tools Sales, Inc.                                                        Texas, United States

                                                                             Jurisdiction in Which
Name of Subsidiary                                                         Organized or Incorporated
------------------                                                         --------------------------
Consolidated Subsidiaries of Greenfield Industries, Inc.
Greenfield Industries Canada Incorporated                                           Canada
Hanita Metal Works, Ltd.                                                            Israel
Cleveland Twist Drill de Mexico, S.A. de C.V.                                       Mexico
Greenfield Tools de Mexico, S.A. de C.V.                                            Mexico
Herramientas Cleveland, S.A. de C.V.                                                Mexico
Carbidie Corporation                                                                Delaware, United States
Kemmer International, Inc.                                                          Delaware, United States
Rogers Tool Works, Inc.                                                             Delaware, United States
TCM Europe, Inc.                                                                    Delaware, United States
South Deerfield Industrial, Inc.                                                    Massachusetts, United States
Hanita Cutting Tools, Inc.                                                          New Jersey, United States

Consolidated Subsidiaries of Rogers Tool Works Inc.
Kennametal Hungary Holdings Inc.                                                    Delaware, United States
Kennametal Hungary Finance Services Kft.                                            Hungary
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